Port Street Quality Growth Fund Summary Prospectus July 29, 2018, as revised February 13, 2019 Institutional Class Shares – PSQGX

Before you invest, you may want to review Port Street Quality Growth Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated July 29, 2018, as supplemented and amended from time to time, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at https://www.portstreetinvest.com/port-street-quality-growth-fund/about-the-fund/.  You can also get this information at no cost by calling the Fund (toll-free) at 855-369-6220 or by email at info@portstreetinvest.com.

Investment Objective
The Fund seeks total return.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Shareholder Servicing Plan Fees	0.10%
Other Expenses	0.24%
Acquired Fund Fees and Expenses(1)	0.08%
Total Annual Fund Operating Expenses	1.27%
Less: Fee Waiver (2)	(0.22)%
Total Annual Fund Operating Expenses After Fee Waiver(1) (2)	1.05%
(1)
The Total Annual Fund Operating Expenses After Fee Waiver does not correlate to the ratio of expenses to average net assets after expense reimbursement/waiver included in the Financial Highlights section of the Fund’s Statutory Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses (“AFFE”).

(2)
Port Street Investments, LLC (the “Adviser” or “Port Street”) has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding any AFFE, leverage/borrowing interest, interest expense, dividends paid on short sales, taxes, brokerage commissions and extraordinary expenses) do not exceed 0.97% of the Fund’s average daily net assets.  Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment.  The Operating Expenses Limitation Agreement is indefinite in term and cannot be terminated through July 28, 2020.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$107	$358	$654	$1,494

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategies
The Fund’s approach to investing focuses on those companies that can be purchased at market prices below their fair value with a record of consistent, above average profit growth; strong balance sheets; sustainable competitive advantages; and capable management.  The source of such growth is persistently above average profitability, which, when combined with a sensible policy relating to the payout of such profits and intelligent re-investment, results in the compounding of retained earnings and long-term growth.  The Fund’s investment strategy is designed to grow purchasing power in excess of inflation and outperform the general market over time while mitigating losses during periods of economic adversity.

Under normal market conditions, the Fund invests primarily in equity securities, including common stocks.  Although the Fund invests in equity securities issued by companies of any capitalization, it focuses a greater portion of its investments in larger-capitalization (“larger cap”) companies, many of which generate income through dividend distributions as well as providing capital appreciation opportunities.

The Fund divides responsibility for investment management between the Adviser and Saratoga Research & Investment Management, an unaffiliated sub-adviser (the “Sub-Adviser” or “Saratoga”).  As part of its services to the Fund, the Adviser evaluates and recommends professional investment managers to serve as sub-advisers, formulates and implements the Fund’s investment program, and oversees the management of the Fund’s investments by the Sub-Adviser.  The Adviser may make specific portfolio investments for the Fund’s portfolio if the Adviser allocates all or a portion of the Fund’s assets for its direct management. Subject to the Adviser’s oversight, the Sub-Adviser is primarily responsible for the day-to-day portfolio management of the Fund.  The Fund, the Trust and the Adviser have obtained an exemptive order with respect to the Fund that permits the Fund to operate in a “manager of managers” structure whereby the Adviser, subject to certain conditions, can hire new sub-advisers for the Fund, and materially amend the terms of sub-advisory agreements with sub-advisers, each subject to Board approval but without obtaining prior shareholder approval.  Consequently, under the exemptive order, the Adviser has the ultimate responsibility (subject to oversight by the Board) to oversee the sub-advisers and recommend their hiring, termination, and replacement.  Within 90 days of retaining a new sub-adviser, shareholders of the Fund will receive notification of the change.  The manager of managers structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements.  The structure does not permit investment advisory fees paid by the Fund to be increased or change the Adviser’s obligations under its investment advisory agreement with the Trust.  Furthermore, any sub-advisory agreements with affiliates of the Fund or the Adviser will require shareholder approval.

In selecting securities for the Fund’s portfolio, the Sub-Adviser begins by performing a quantitative screen on a database of approximately 10,000 companies to identify those companies with a healthy balance sheet, not more than a moderate amount of leverage, a non-capital intensive business model, profitability, a propensity for above average profit margins, and management that has proven adept at allocating capital over time.  This screen typically reduces the Fund’s investment universe to 150 to 200 companies. Due to the Adviser’s and Sub-Adviser’s investing approach, there may be times when the Fund will have a significant cash/cash equivalent position.

Subject to the Adviser’s investment oversight responsibilities, the Sub-Adviser studies the business models of the companies identified during the initial screen to better understand the drivers of each company’s performance.  The Sub-Adviser then uses valuation analysis to establish target purchase prices for each company.  The result of this process is a portfolio of 25 to 45 companies the Sub-Adviser believes are quality issuers that have the ability to grow future profits in excess of market averages and are priced at a discount to their intrinsic values. From time to time, the Fund may focus its investments in securities of companies in the same economic sector.

In addition to investing in equity securities issued by larger cap companies, the Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund may also invest up to 25% of its total assets in American Depositary Receipts (“ADRs”), which are negotiable certificates issued by U.S. banks that represent a specified number of shares of a foreign stock that is traded on a U.S. exchange.

Principal Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  In addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

General Market Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Management Risk.  The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser and Sub-Adviser cannot successfully implement the Fund’s investment strategies.

Asset Allocation Risk.  The Fund’s allocation among various asset classes and investments may not produce the desired results.

Multiple Manager Risk.  A manager of managers structure depends on the skill of the Adviser in selecting, overseeing, and allocating Fund assets to the Sub-Advisers. The Sub-Advisers’ investment styles may not always be complementary. Sub-Advisers make investment decisions independently of one another, and may make decisions that conflict with each other. Moreover, a manager of managers structure may result in the Fund investing a significant percentage of its assets in certain types of securities, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those securities and the overall market environment. The Sub-Advisers may underperform the market generally or underperform other investment managers that could have been selected for the Fund.  The Fund could experience overlapping or offsetting securities transactions, which may lead to higher transaction expenses.

Equity Securities Risk.  The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests.

Growth-Style Investing Risk.  Investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies.  If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings.  Growth companies also typically do not pay dividends.  Companies that pay dividends may experience less significant stock price declines during market downturns.

Limited Holdings Risk.  The Fund may have a relatively high concentration of assets in a single or small number of issuers, which may reduce its diversification and result in increased volatility.

Large Cap Company Risk.  The Fund’s investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower markets for their common stock.

Mid Cap and Small Cap Companies Risk.  The mid cap and small cap companies may not have the management experience, financial resources, product or business diversification and competitive strengths of large cap companies.  Therefore, these securities may have more price volatility and be less liquid than the securities of larger, more established companies.

Foreign Securities Risk.  Investments in securities issued by foreign companies involve risks not generally associated with investments in securities of U.S. companies, including risks relating to political, social, and economic developments abroad, differences between U.S. and foreign regulatory and tax requirements, and market practices, as well as fluctuations in foreign currencies.

ADR Risk.  ADRs are generally subject to the same risks as the foreign securities because their values depend on the performance of the underlying foreign securities.  ADRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored ADRs generally bear all the costs of such depositary receipts, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs.  As a result, there may not be a correlation between such information and the market values of unsponsored ADRs.

Investment Company Risk. The Fund bears all risks associated with the investment companies (including ETFs) in which it invests, including the risk that an investment company will not successfully implement its investment strategy or meet its investment objective. The Fund also bears its pro rata portion of an investment company’s total expenses, in addition to the Fund’s own expenses, and therefore the Fund’s total expenses may be higher than if it invested directly in the securities held by the investment company.

ETF Risk.  The market price of an ETF fluctuates based on changes in the ETF’s NAV as well as changes in the supply and demand of its shares in the secondary market.  It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances.  The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities.  In addition, a passively managed ETF may not accurately track the performance of the reference index.

Sector Emphasis Risk.  The securities of companies in the same or related businesses (“industry sectors”), if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors.  Some industry sectors have particular risks that may not affect other sectors.

Cash/Cash Equivalents Risk. A substantial cash/cash equivalent position can adversely impact Fund performance in certain market conditions and may make it more difficult for the Fund to achieve its investment objective. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns have varied from year-to-year. Following the bar chart are the Fund’s highest and lowest quarterly returns during the period shown in the bar chart. The performance table that follows shows how the Fund’s average annual total returns over time compare with broad-based securities market indexes. Past performance (before and after taxes) will not necessarily continue in the future. Updated performance information is available on the Fund’s website at www.portstreetinvest.com or by calling the Fund toll-free at 855-369-6220.

Calendar Year Total Returns as of December 31

Best Quarter	Worst Quarter
Q4 2017 5.25%	Q2 2015 -1.70%
Year to Date Return as of June 30, 2018
0.71%

Average Annual Total Returns for the periods ended December 31, 2017
Institutional Class	One Year	Since Inception (3/31/2014)
Return Before Taxes	15.00%	7.01%
Return After Taxes on Distributions	14.85%	6.92%
Return After Taxes on Distributions and Sale of Fund Shares	8.61%	5.45%
Russell 1000 Growth Index (reflects no deductions for fees, expenses or taxes)	30.21%	14.22%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	21.83%	12.27%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser
Port Street Investments, LLC is the Fund’s investment adviser.

Investment Sub-Adviser
Saratoga Research & Investment Management is the Fund’s investment sub-adviser.

Portfolio Managers
The Fund is managed by portfolio managers of the Adviser and the Sub-Adviser. The following portfolio managers are responsible for the management of the Fund and have managed the Fund since its inception in March 2014:

•	Kevin Tanner – Chief Executive Officer and Chief Investment Officer of the Sub-Adviser.
•	Douglas Allison, CFA – President of the Adviser; and
•	Graham Pierce – Chief Executive Officer of the Adviser.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Port Street Quality Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) by contacting the Fund by telephone at 855-369-6220, or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  The minimum initial investment amount for purchases of shares of the Fund is $2,000.  Subsequent purchases and exchanges may be made with a minimum investment amount of $100. The Fund may reduce or waive the minimums in its sole discretion.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or IRA. Distributions on investments made through tax-advantaged arrangements may be taxed as ordinary income when withdrawn from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, the Adviser and/or the Sub-Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.